                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              BANK OF LOS ANGELES
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

               KAREN B. SITEMAN, Vice President & General Counsel
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              [BKLA BANCORP LOGO]

                                  BKLA BANCORP
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD SEPTEMBER 20, 1995



TO THE SHAREHOLDERS OF BKLA BANCORP

         NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of BKLA Bancorp (the "Company") will be held at 9601 Wilshire Boulevard, Beverly Hills, California 90210, on September 20, 1995, at 5:30 P.M., for the following purposes, all as set forth in the accompanying Proxy Statement:

         1. ELIMINATION OF HOLDING COMPANY STRUCTURE. To approve the merger (the "Merger") of the Company with and into its wholly owned subsidiary, Bank of Los Angeles (the "Bank"), in accordance with the terms of a Plan of Reorganization and Merger Agreement, dated as of July 11, 1995 (the "Merger Agreement"), with the Bank as the surviving entity (the "Resultant Bank") pursuant to which each outstanding share of the Company's Common Stock, no par value ("Company Common Stock") will be converted into .20 share of the Resultant Bank's Common Stock, no par value ("Resultant Bank Common Stock"). The purpose of the proposed Merger is to eliminate the current holding company structure. See "Approval of Merger."

         2. ELECTION OF DIRECTORS. To elect five (5) persons to the Board of Directors to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

         Maurice J. Burford
         Sherman Andelson
         Arlen Andelson
         Mary Anne Chalker
         James Reimann

         3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any and all adjournments thereof.


         In the event the Merger is approved at the Meeting and is consummated, the corporate existence of the Company will terminate, and those persons who are elected as directors of the Company at the Meeting will continue to serve as directors of the Bank.





_________________________

         Only those shareholders of record at the close of business on July 27, 1995 shall be entitled to notice of and to vote at the Meeting.




         IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ BEVERLY A. DYCK

                                              BEVERLY A. DYCK
                                              Corporate Secretary


Dated: August 30, 1995





_________________________

                                  BKLA BANCORP
                          8901 SANTA MONICA BOULEVARD
                        WEST HOLLYWOOD, CALIFORNIA 90069
                                 (310) 550-8900
                                   __________

                       PROXY STATEMENT/OFFERING CIRCULAR
                                   __________

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 20, 1995
                                   __________

                                  INTRODUCTION

         This Proxy Statement/Offering Circular is being furnished in connection with the solicitation of proxies by the Board of Directors of BKLA Bancorp (the "Company"), for use at its Annual Meeting of Shareholders (the "Meeting") to be held on September 20, 1995 at 5:30 P.M., and at any and all adjournments thereof. It is expected that this Proxy Statement/Offering Circular and enclosed form of Proxy will be mailed to shareholders on or about July 31, 1995.

MATTERS TO BE CONSIDERED

         The matters to be considered and voted upon at the Meeting are:

         1. ELIMINATION OF HOLDING COMPANY STRUCTURE. To approve the merger (the "Merger") of the Company with and into its wholly owned subsidiary, Bank of Los Angeles (the "Bank"), in accordance with the terms of a Plan of Reorganization and Merger Agreement, dated as of July 11, 1995 (the "Merger Agreement"), with the Bank as the surviving entity (the "Resultant Bank") pursuant to which each outstanding share of the Company's Common Stock, no par value ("Company Common Stock") will be converted into .20 share of the Resultant Bank's Common Stock, no par value ("Resultant Bank Common Stock"). The purpose of the proposed Merger is to eliminate the current holding company structure. See "Approval of Merger." California law unclear as to whether or not shareholders voting in favor of the transaction may be barred from pursuing future claims relating to the transaction.

         The Company's major stockholder, Investors Banking Corporation ("IBC"), which owns 79.0% of the outstanding Common Stock, may unilaterally approve this Merger and elect all of the directors. IBC had indicated they will vote in favor of the Merger. Shareholders unaffiliated with IBC are being solicited due to the fact that the Company has not received unanimous written consent from its shareholders approving the Merger which is the alternate method of approving the Merger with respect to the changes in rights and benefits of shareholders unaffiliated with IBC, as a result of the Merger. See "Comparison of Shareholders Rights."





_______________________

         2. ELECTION OF DIRECTORS. To elect five (5) persons to the Board of Directors of the Company to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and have qualified. See "Election of Directors."

         3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any and all adjournments thereof.


                                   __________

                 THE OFFERING AND SALE OF THESE SHARES HAS BEEN AUTHORIZED BY A PERMIT ISSUED BY THE SUPERINTENDENT OF BANKS, STATE OF CALIFORNIA (THE "SUPERINTENDENT"). THIS PERMIT IS PERMISSIVE ONLY AND DOES NOT CONSTITUTE A RECOMMENDATION OR ENDORSEMENT OF THE SHARES PERMITTED TO BE OFFERED OR SOLD. THE SUPERINTENDENT HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/OFFERING CIRCULAR.

                                   __________

                 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/OFFERING CIRCULAR. THIS PROXY STATEMENT/OFFERING CIRCULAR DOES NOT CONSTITUTE AN OFFER TO SELL ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES OR AN OFFER TO SELL THE SECURITIES COVERED BY THIS PROXY STATEMENT/OFFERING CIRCULAR IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROXY STATEMENT/OFFERING CIRCULAR NOR ANY DISTRIBUTION OF COMMON STOCK MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN SINCE THE DATE HEREOF.

                                   __________

                 THESE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC, THE FDIC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/OFFERING CIRCULAR ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                   __________

                 THE SHARES BEING OFFERED HEREBY ARE NOT SAVINGS ACCOUNTS OR SAVINGS DEPOSITS AND ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. SUCH SHARES ARE BEING OFFERED PURSUANT TO





_______________________
PAGE 2

AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND STATE SECURITIES LAWS AND HAVE NOT BEEN REGISTERED WITH THE SEC OR ANY STATE SECURITIES COMMISSION.

                                   __________

   THESE SHARES MAY NOT BE USED AS COLLATERAL TO SECURE A LOAN FROM THE BANK.

                                   __________


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ BEVERLY A. DYCK

                                              BEVERLY A. DYCK
                                              Corporate Secretary


August 30, 1995





_______________________

                             AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information can be inspected and copied at the public reference facilities maintained by the SEC, at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Room 1228 World Trade Center, Suite 1300, New York, New York 10048; and 500 West Madison Street Suite 1400, Chicago, Illinois 60661. Copies of such material may be obtained at prescribed rates from the Public Reference Section of the SEC located at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549.


                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         This Proxy Statement/Offering Circular incorporates by all reports filed by the Company including but not limited to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, which was filed with the SEC on April 8, 1995 and the Company's Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 1995 and June 30, 1995, which were filed with the SEC on May 15, 1995, and August 11, 1995, respectively, and all Form 8-K's filed on November 2, 1994, April 13, 1995 and April 27, 1995. This Proxy Statement/Offering Circular also incorporates the Merger Agreement, which is attached as Exhibit A hereto.


REVOCABILITY OF PROXIES

         A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Corporate Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. It may also be revoked by attending the meeting and voting thereat. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. If no instruction is specified in respect to a matter to be acted upon, the shares represented by the Proxy will be voted FOR the election of the nominees for directors set forth herein and FOR approval of the Merger. Abstentions will be counted solely for the purpose of determining whether a quorum is present at the Meeting. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting. If, however, any other matters are properly presented at the Meeting, the Proxy will be voted at the discretion of the Proxy Holders.

COSTS OF SOLICITATION OF PROXIES

         The Company will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement/Offering Circular and the material used in the solicitation of Proxies. It is contemplated that Proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company or the Bank may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the





_______________________

Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals.

         In addition, the Company may pay for and utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of proxies if the Board of Directors of the Company determine that this is advisable.

OUTSTANDING SECURITIES AND VOTING RIGHTS

         There were issued and outstanding 5,983,325 shares of Company Common Stock on July 27, 1995, (the "Record Date"), which has been set as the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. The Company's Articles of Incorporation also authorize the issuance of up to 5,000,000 shares of Preferred Stock of which no shares are presently outstanding.

         Each holder of Company Common stock will be entitled to one vote, in person or by proxy, for each share of Company Common Stock standing in his name on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively if a shareholder present at the Meeting has given notice at the Meeting prior to the voting of his intention to vote his shares cumulatively. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, or to distribute his votes on the same principle between two or more nominees as he sees fit.

         In the election of directors, the five (5) candidates receiving the highest number of votes will be elected. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated at the discretion of the Proxy Holders, in accordance with the recommendations of the Board of Directors.

         If you hold your Company Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote your Company Common Stock, your broker or nominee MAY NOT vote your Company Common Stock with respect to the Merger. Any broker or nominee without authority to act as your proxy cannot vote on your behalf nor can any such votes be counted for quorum purposes.

         Approval of the Merger requires the affirmative vote of a majority of the outstanding shares of Company Common Stock.

         An affirmative vote by IBC of its shares would be sufficient to approve this transaction. IBC has indicated that it plans to vote in the affirmative for the Merger.





_______________________

                           SUMMARY OF PROPOSED MERGER

SHAREHOLDER     Shareholders are being asked to approve the Merger Agreement
ACTION          under which the Company will merge into the Bank. Pursuant to the Merger, each outstanding share of Company Common Stock will be converted into .20 share of Resultant Bank Common
                Stock. Those shareholders who own less than 5 shares will no longer be shareholders. See "Approval of Merger --General."

BACKGROUND      The Board of Directors of the Company believes that the Merger
AND REASONS     is in the best interests of the Company and its shareholders.
FOR THE MERGER  The dissolution of the holding company structure will eliminate certain expenses of the Company, approximately
                $20,000, which, in the opinion of the Board of Directors, are no longer warranted by the original objectives of the Bank in forming the Company as a holding company in 1983.
                The Merger also will alleviate future difficulty for the Company in meeting such expenses. See "Approval of Merger -- Comparison of Shareholder Rights". In addition, the Merger will have the effect of reducing the number of regulatory bodies that have supervisory authority over the Bank and the Company. Currently, the Federal Reserve
                Board, the FDIC, the California State Banking Department and the SEC have regulatory authority over the Bank and the Company. After the Merger, only the California State Banking
                Department andthe Federal Deposit Insurance Corporation will remain as regulators of the Bank. The Merger also will simplify regulatory and financial reporting and administrative matters as well as reduce overall costs in the future. See "Approval of Merger -- Background and Reasons for the Merger."

REQUIRED        The affirmative vote of the holders of a majority of the
SHAREHOLDER     Company's outstanding Common Stock as of the Record Date is
VOTE            required to approve the Merger.

RIGHTS OF       Pursuant to California law, the holders of the Company's Common
DISSENTING      Stock do not have dissenters' rights in connection with the
SHAREHOLDERS    Merger.  See "Approval of Merger -- General."

REQUIRED        The Bank has applied to the Superintendent for approval of the
REGULATORY      following: (i) the issuance of shares of Resultant Bank Common
APPROVALS       Stock in connection with the Merger, (ii) the assumption by the
                Bank of all of the outstanding Warrants of the Company to purchase Company Common Stock which were issued to Investors
                Banking Corporation in connection with a recapitalization of the Bank completed in March 1995, (iii) the assumption by the Bank of the Company's 1988 Stock Option Plan, as amended to conform with regulations of the Superintendent, and the conversion of outstanding stock options of the Company into options to purchase Resultant Bank Common Stock and (iv) such other regulatory approvals as are necessary to consummate the Merger. The Bank has applied to the FDIC pursuant to the Bank
                Merger Act for approval of the Merger.  The





_______________________

                Merger may not be consummated until at least 30 days after receipt of FDIC approval, except that the Merger may be consummated not less than 15 calendar days after receipt of FDIC approval if the FDIC has not received any adverse comment from the Attorney General of the United States relating to competitive factors. In addition, the Company has provided certain information regarding the Merger to the Federal Reserve Board ("FRB"). See "Approval of Merger -- Conditions to the Merger."

CAPITALIZATION  Since the Bank's Common Stock which is currently held by the
AND FINANCIAL   Company represents substantially all the assets of the Company,
CONDITION;      the pro forma capitalization and financial condition of the
INCORPORATION   Bank as of March 31, 1995 are substantially the same as the
OF QUARTERLY    actual consolidated capitalization and financial condition of
REPORT ON       the Company and the Bank that date.  The Company's Quarterly
FORM 10-Q AND   Report on Form 10-Q for the quarterly period ended March 31,
1994 ANNUAL     1995 and the Company's Annual Report on Form 10-K for the
REPORT ON       fiscal year ended December 31, 1994 (the "Annual Report"),
FORM 10-K       which include financial statements prepared in accordance with generally accepted accounting principles that describe the consolidated capitalization and financial condition of the Company, have been previously filed with the SEC and are incorporated herein by reference. The Resultant Bank is anticipating that it will engage in a rights offering to shareholders other than IBC in the third quarter of 1995 pursuant to the Stock Purchase Agreement executed July 28,
                1994 by and between IBC and the Bank in connection with the recapitalization of the Bank through IBC's investment with Company. IBC currently holds 79.0% of the outstanding shares of the Company. Current shareholders of the Company may be diluted in their percentage ownership of stock if said shareholders elect not to participate in the rights offering.
                The Bank has entered into an agreement with World Trade
                Bank, N.A. ("WTB") which contemplates the merger of WTB and the Resultant Bank ("WTB Merger") in the fourth quarter of 1995 with the Resultant Bank as a surviving bank and shareholders of WTB at the close of the WTB Merger will receive one share of Resultant Bank Common Stock in exchange for each share of Common Stock of WTB.
                WTB is a commercial bank located about one mile from the Bank's Beverly Hills branch office. It has approximately
                $47,000,000 in assets. There are three shareholders who together own 92.7% of the Common Stock of WTB. See "Approval of Merger -- Capitalization and Financial Condition."

MARKET Commencing November 1993, Company Common Stock has been traded in the over-the-counter market on the OTC Bulletin Board under the symbol "BKLA". Company Common Stock was delisted from the Nasdaq National Market System ("Nasdaq NMS") in November 1993 due to the Company's failure to meet applicable price and market value requirements. Company Common Stock was first included for quotation on the Nasdaq NMS on November 21, 1989. Trading in Company Common Stock has not been extensive, and such trades cannot be characterized as constituting an active trading market.





_______________________

                The Bank, which will be the surviving institution upon completion of the Merger, has made application with the Nasdaq Stock Market, Inc. to list the Resultant Bank in order to be listed on the Nasdaq NMS upon consummation of the Merger. Upon consummation of the Merger the Resultant Bank will not meet the Nasdaq NMS requirements for inclusion for initial listing, although the Resultant Bank will be able to meet all the requirements for continued listing on the Nasdaq NMS. In this regard the Bank has applied for an exemption from full compliance with the listing requirements for initial inclusion on the Nasdaq NMS. There is no assurance that the Nasdaq Stock Market, Inc. will grant such an exception. If no exemption is granted Resultant Bank Common Stock will not be listed on Nasdaq NMS although the Resultant Bank may seek to list the Common Stock on the Nasdaq Small Cap Market System. There is no assurance that the Bank will do so or if an application is made, that the Resultant Bank Common Stock will be accepted for listing by the Nasdaq Stock Market, Inc. even though it is anticipated that the Resultant Bank will meet all of the listing requirements for inclusion on the Nasdaq Small Cap Market System. In this regard, there my be no market for trading in Resultant Bank Common Stock other than certain market makers of Company Common Stock who may or may not choose to facilitate trading of Resultant Bank Common Stock. There is no assurance that Resultant Bank Common Stock, if approved for listing on the Nasdaq National Market, will continue to meet all of the listing requirements for listing on such exchange in the future. Trading in Company Common Stock has been infrequent. Such trading activity cannot be characterized as constituting an active trading market. No assurance can be given that a more active trading market for Resultant Bank Common Stock will develop upon consummation of the Merger.

DIVIDENDS       BKLA has never paid a cash dividend on Company Common Stock.
                Management currently intends to retain all earnings, if any, to increase the capital of the Company. The ability of BKLA to pay a cash dividend depends largely upon the Bank's ability to pay a cash dividend to BKLA. The Bank is currently not permitted under California Financial Code Section 642 et seq.
                to pay any dividends. Section 642 provides that no bank should make distributions to its shareholders in an amount which exceeds the lessor of retained earnings or the net income of the bank for the last five years. In this regard, BKLA is not able to pay any cash dividends to its shareholders.

FEDERAL         The Company has received an opinion from its independent public
INCOME TAX      accountants, Grant Thornton LLP, that the Merger will
CONSEQUENCES    qualify as a nontaxable reorganization for tax purposes and that none of the Company, the Bank or the shareholders of the Company will recognize gain or loss for tax purposes as a result of the Merger. See "Approval of Merger -- Federal
                Income Tax Consequences."





_______________________

MANAGEMENT      Immediately following the Merger, the Board of Directors of the
                Resultant Bank will consist of the persons elected at the Meeting to serve as directors of the Company. All of the persons nominated by the Board of Directors of the Company for election at the Meeting currently serve as directors of the Company and the Bank. The officers of the Resultant Bank will continue to consist of the persons now serving as officers of the Bank. In the event the Merger is approved at the Meeting and is consummated, the corporate existence of the Company will terminate, and those persons who are elected as directors of the Company at the Meeting will continue to serve as directors of the Resultant Bank. See Management" and "Management --
                Directors and Executive Officers."

COMPARISON OF   The Bank, as a California state-chartered banking corporation,
SHAREHOLDER     is subject to California corporate and banking laws.  The
RIGHTS          Company, as a California corporation, is governed by the
                corporate laws of California. Because the requirements of California law applicable to banks are different in certain respects from those which apply to non-bank corporations, shareholders of the Company should review "Approval of Merger -- Comparison of Shareholder Rights."


                               APPROVAL OF MERGER

While the material terms of the Merger are discussed below, the following description is qualified in its entirety by reference to the Merger Agreement attached hereto as Exhibit A.


GENERAL

         The Company and the Bank have entered into the Merger Agreement pursuant to which the Company will merge with and into the Bank, and the Resultant Bank will issue its shares of Resultant Bank Common Stock to the shareholders of the Company in exchange for their shares of Company Common Stock, subject to regulatory approval. Such exchange will be on the basis of
 .20 share of Resultant Bank Common Stock for each share of Company Common Stock issued and outstanding. Certain shareholders with less than a total of five
(5) shares of Company Common Stock will cease to be shareholders; there will be a cash payment made in lieu of fractional shares.

         The Bank has applied to the Superintendent for approval of the issuance of shares of Resultant Bank Common Stock in connection with the Merger, the assumption by the Bank of the Company's 1988 Stock Option Plan, as amended (the "Stock Option Plan") and all of the Company's outstanding warrants to purchase Company Common Stock (the "Warrants"), issued to IBC pursuant to a recapitalization of the Company completed in March 1995, and the conversion of all outstanding Company stock options into stock options of Resultant Bank, and such other regulatory approvals as are necessary to consummate the Merger. The Bank has applied to the FDIC pursuant to the Bank Merger Act for approval of the Merger. The Merger may not be consummated until at least 30 days after receipt of FDIC approval, except that the Merger may be consummated not less than 15 calendar days after receipt of FDIC approval if





_______________________
the FDIC has not received any adverse comment from the Attorney General of the United States relating to competitive factors. In addition, the Company has provided certain information regarding the Merger to the FRB. While the Company anticipates that it will obtain the approval requested from the FDIC, there is no assurance that such approval will be granted, nor is there any assurance as to the date on which such approval may be granted. See "Conditions to the Merger." The Resultant Bank Common Stock to be issued pursuant to the Merger is exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Section 3(a)(2) of the 1933 Act. Notwithstanding the foregoing, the anti-fraud provisions of the 1933 Act are applicable to the Resultant Bank's issuance of stock. Upon consummation of the Merger, the reporting obligations of the Company under the Exchange Act will be replaced with the substantially identical obligations of the Resultant Bank under the Exchange Act, as administered by the FDIC. See "Consequences of the Merger Under Federal Securities Laws."

         The Merger Agreement is subject to any changes required by the Superintendent and the FDIC. However, no additional shareholder approval is required for such changes.

         At the effective time of the Merger, in order to give effect to the exchange of Company Common Stock for Resultant Bank Common Stock, each share of Common Stock of the Company, issued and outstanding immediately prior thereto, will be converted automatically into .20 share of Resultant Bank Common Stock. The outstanding stock certificates which, prior to the Merger, represented shares of the Company Common Stock will thereafter, for all purposes, represents a number of shares of Resultant Bank Common Stock equal to the number of Company Common Stock issued and outstanding immediately prior thereto, multiplied by .20 share. The outstanding stock certificates which, prior to the Merger, represented shares of Company Common Stock will thereafter, for all purposes, represent an equal number of shares of Resultant Bank Common Stock multiplied by .20 and the holders of such certificates will be, and will have all the rights of, shareholders of the Bank, including any distributions of subscription rights. However, no fractional shares will be issued. Cash will be paid on fractional shares only upon presentation to U.S. Stock Transfer, the transfer agent and registrar of Company Common Stock. Fractional Shares will be paid at a rate calculated as follows: multiplying
(i) the fraction of a share of Resultant Bank Common Stock that the holder is entitled to receive, multiplied by (ii) 5. For example, a shareholder who owns 1,569 shares of Company Common Stock at the effective time of the Merger is entitled to receive 313 shares of Resultant Bank Common Stock and $4.00 in cash, calculated as follows: (a) 1,569 shares of Company Common Stock times
 .20 equals 313.8 (1,569 X .20 = 313.8) shares of Resultant Bank Common Stock and (b) .8 shares of Resultant Bank Common Stock times 5 equals $4.00 (.8 x 5 = $4.00). Similarly a shareholder who owns 4 shares of Company Common Stock at the effective time of the Merger is entitled to receive only $4.00 in cash calculated as follows: (a) 4 shares of Company Common Stock times .20 equals
 .8 shares of Resultant Bank Common Stock (b) .8 shares Resultant Bank Common Stock times 5 equals $4.00 (.8 x 5 = $4.00). After the effective time of the Merger, shareholders of the Company will be entitled, if they so desire, to exchange their present stock certificates for new certificates evidencing shares of Resultant Bank Common Stock, pursuant to the terms of the Merger Agreement.

         After the effective date of the Merger, the former holders of Company Common Stock may exchange their stock certificates for new certificates evidencing their proportionate number of shares of the Resultant Bank Common Stock. Until so exchanged, Company Common Stock





_______________________
will, for all purposes, represent for each share of Company Common Stock, .20 share of Resultant Bank Common Stock, and the holders of Company stock certificates will have all of the rights of the holders of Resultant Bank Common Stock. As soon as practicable after the consummation of the Merger, instructions with respect to the exchange of stock certificates will be sent to all holders of record on the effective date of the Merger of shares of Company Common Stock. U.S. Stock Transfer, the transfer agent and registrar of the Company's Common Stock, will act as exchange agent and will continue to act as
transfer agent and registrar for Resultant Bank Common Stock.   No transfer or
other tax will be assessed if the holders of Company Common Stock merely exchange their stock certificates for new certificates evidencing an amount of Resultant Bank Common Stock equal to the same number of Company Common Stock multiplied by .20, and in the same name as that in which the certificate of Company Common Stock surrendered in exchange is registered.

         If any certificate representing shares of Resultant Bank Common Stock is to be issued in a name other than that in which the certificate of Company Common Stock surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the certificate surrendered in exchange be properly endorsed and otherwise in proper form for transfer, and that the person requesting the transfer pay to the registrar and transfer agent any transfer or other tax required by reason of the issuance of a certificate for shares of Resultant Bank Common Stock in a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of the registrar and transfer agent that the tax has been paid or is not payable.

         Certificates for shares of Company Common Stock should not be sent to the exchange agent until the notice and transmittal form have been received. The transmittal form must be completed as instructed and must accompany the certificates.

         After consummation of the Merger, the business of the Bank will remain unchanged. The Bank will continue to serve the communities and customers which it presently serves from its existing office locations. The present directors, officers, and employees of the Bank will continue in their respective capacities. The offices and other business premises of the Bank will likewise continue to be occupied by the Bank. The rates, maturities, and other terms of deposit accounts and loans of the Bank also will not be affected by the Merger.

         After the consummation of the Merger the Bank will assume the Company Stock Option Plan, as amended to meet bank regulatory requirements of the Superintendent. Furthermore, after the consummation of the Merger there will be a conversion of outstanding stock options to purchase Company Common Stock, which were or may be granted under Company Stock Option Plan (which expires on March 23, 1998), into options to purchase for each share of Company Common Stock, .20 share of Resultant Bank Common Stock at an exercise price that is the product of (a) 5 and (b) the Average Closing Price (as defined in the Merger Agreement), and approval of such amendments to the Stock Option Plan deemed appropriate by the respective Boards of Directors of the Company and the Bank or required by the Superintendent to convert such Stock Option Plan into a stock option plan of the Bank.

         The current purpose of the Stock Option Plan is to strengthen the Company by providing to participating employees added incentives for high levels of performance and to encourage stock ownership in the Company. Each person who is an employee of the Company or any of





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

its subsidiaries, including the Bank (approximately 81 persons as of the Record
Date) is eligible to participate in the Stock Option Plan. The Stock Option Plan is administered by the Board of Directors of the Company, which has full power and authority in its discretion to take any and all action required or permitted to be taken under the Stock Option Plan, including the selection od participants to whom stock options may be granted, the determination of the number of shares which may be covered by stock options, the exercise price and other terms and conditions thereof. Unless earlier terminated by the Board of Directors of the Company or upon the occurrence of a terminating event (as defined in the Stock Option Plan), the Stock Option Plan expires on March 15, 1998. Pursuant to the Stock Option Plan, the Company may grant stock options covering an aggregate of up to 200,000 shares of the Company's Common Stock, which may include non-qualified stock options and options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Any employee who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of al classes of stock of the Company shall not be eligible to receive options under the Stock Option Plan. Stock options may be granted for a term of up to 10 years, which may extend beyond the expiration date of the Stock Option Plan. The per share exercise price of each stock option granted under the Stock Option Plan may not be less than 100% of the fair market value of Company Common Stock on the date of grant. Stock options may be exercised using cash or shares of Company Common Stock.

         As of the Record Date there were outstanding options under the Stock Option Plan covering an aggregate of 100,880 shares of Company Common Stock, at a weighted average per share exercise price of $4.13 and held by 6 officers and employees of the Company. The expiration date of such options range from March 22, 1998 to April 28, 2004. Upon consummation of the Merger, and if the Merger Agreement is approved as requested above, the Stock Option Plan will be administered by the Board of Directors of Resultant Bank and all outstanding stock options to purchase Company Common Stock as of the effective date of the Merger shall be converted to stock options to purchase .20 share of Resultant Bank Common Stock for each share of Company Common Stock, at an exercise price of the Average Closing Price (as defined in the Merger Agreement) multiplied by 5.

         The balance sheet of the Bank immediately after the Merger will be substantially the same as the consolidated balance sheet of the Company immediately prior to the Merger. The cost savings will be approximately $20,000. See "Capitalization and Financial Condition."

         The Merger is subject to the approval of the holders of a majority of the shares of the outstanding Company Common Stock. After the Merger Agreement has been approved by the shareholders of the Company, the Boards of Directors of the Company and the Bank may, without further shareholder approval, amend the Merger Agreement, so long as any such amendment does not affect the rights of the Company's shareholders in a materially adverse manner. The Merger is also subject to the terms and conditions set forth in the Merger Agreement, which describes the Merger in detail and is attached hereto as Exhibit A. See "Conditions to the Merger."





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PAGE 12

NONAVAILABILITY OF DISSENTERS RIGHTS.

         Pursuant to California law, the holders of the Company's Common Stock do not have dissenters' rights in connection with the Merger. See "Comparison of Shareholders Rights - Dissenters' Rights."

BACKGROUND AND REASONS FOR THE MERGER

         The Bank was incorporated under the laws of the State of California in 1981. In 1983 the Bank established the Company as its holding company in order to allow diversification of its activities and to facilitate the acquisition of other banking institutions. The Board of Directors believes that in view of the expense, regulation, and administrative burdens inherent in maintaining a holding company, the holding company structure is not warranted at this time.

         Management of the Company and the Bank believe that a Merger will confer a number of benefits, including an annual reduction of administrative and other expenses, and simplification of financial reporting and administrative matters. In particular, the Merger will relieve the Company of the obligation to file reports with the Federal Reserve Board and will eliminate the authority of the Federal Reserve Board to regulate and examine the Company. The Company has no significant source of income except Bank of Los Angeles dividends. The Bank believes it should retain any earnings for growth and to improve its capital position.

CONDITIONS TO THE MERGER

         Consummation of the Merger is subject to the prior satisfaction of certain conditions, including the following: (i) the Merger Agreement shall have been approved by a vote of the holders of a majority of the outstanding shares of Company Common Stock; (ii) the Bank and the Company shall have received a favorable opinion from Grant Thornton LLP, the Company's independent public accountants, concerning the material income tax consequences of the merger (see "Federal Income Tax Consequences"); and (iii) the Bank and the Company shall have obtained such necessary regulatory or other consents or approvals required for the Merger.

         The Merger Agreement further provides that the Company and the Bank, by action of their respective Boards of Directors, may amend the Merger Agreement before or after approval by the Company's shareholders, provided that any such amendment made after approval of the Company's shareholders is obtained may not affect the rights of the Company's shareholders in a manner which is materially adverse to such shareholders without their further approval. In addition, under the Merger Agreement, the Board of Directors of the Company or the Bank may defer consummation of the Merger, terminate the Merger Agreement and abandon the Merger, notwithstanding approval of the Merger Agreement by the shareholders of the Company, if: (i) any of the conditions described above have not been met; (ii) any action, suit, proceeding or claim has been instituted, made or threatened relating to the proposed Merger which will make consummation of the Merger inadvisable in the opinion of the Bank or the Company; or (iii) for any other reason where consummation of the Merger is inadvisable in the opinion of the Bank or the Company.

         If the Merger Agreement is approved by the Company's shareholders at the Meeting, the Merger is expected to become effective as soon thereafter as the required regulatory approvals





_______________________
are received and all applicable waiting periods have expired. If the Merger Agreement is not approved by the shareholders, the Company and the Bank currently intend to continue to operate under the holding company structure.

EFFECTIVE DATE OF MERGER

         The Merger Agreement provides that the Merger will become effective when the Merger Agreement is accepted for filing by the Secretary of State of the State of California (the "Effective Time"). The Merger Agreement will not be filed until such time as all conditions to the consummation of the Merger have been satisfied. It is anticipated that the Merger Agreement will be filed as soon as practicable after satisfaction of all such conditions; however, management cannot be certain of the precise timing of the Effective Time.
While it is anticipated that all conditions will be met and that the Merger will be consummated prior to September 15, 1995, there can be no assurance that the Merger will be completed by that date.

ACCOUNTING TREATMENT OF THE MERGER

         For accounting purposes, the Merger will be treated as a combination of related interests. The capitalization, assets, liabilities, income, and financial statements of the Bank immediately following the Merger will be substantially the same as those of the Company, on a consolidated basis, immediately prior to consummation of the Merger, all of which will be reflected on the Bank's books at their historical recorded values. See "Capitalization and Financial Condition."

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is limited to federal income tax consequences of the Merger to persons who hold shares of the Company's Common Stock as capital assets. It does not discuss state, local or foreign tax consequences or all of the tax consequences that might be relevant to shareholders of the Company entitled to special tax treatment.

         In the opinion of Grant Thornton LLP, public accountants to the Company, the merger of the Company with and into the Bank will qualify for federal income tax purposes as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Neither this summary nor the opinion of Grant Thornton LLP is binding on the IRS and no ruling from the IRS has been sought or will be sought with respect to such tax consequences.

         Based upon the qualification of the Merger as a reorganization within the meaning of Section 368 of the Code, a shareholder of the Company who receives solely shares of Resultant Bank Common Stock in exchange for his shares of Company Stock will recognize no gain or loss on the exchange. A shareholder's adjusted basis for federal income tax purposes in the Resultant Bank Common Stock received in the Merger will equal his adjusted basis for federal income tax purposes in the Company Common Stock exchanged therefor. The holding period for the Resultant Bank Common Stock received will include the holding period of the Company Common Stock exchanged therefor.

         The receipt of cash in lieu of fractional shares will be treated as a sale of the fractional shares. Shareholders, in whose hands the stock is a capital asset, will recognize capital gain or





_______________________
loss, the difference between the cash received and their basis in the fractional shares. If they have held their Bancorp stock longer than one year, they will recognize long-term capital gain or loss. If the stock has been held for less than one year, the capital gain will be short-term. Shareholders, such as security dealers, for whom the bancorp stock is not a capital asset will recognize ordinary income or loss upon receipt of the cash.


         THE COMPANY'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS AS TO SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER INCLUDING TAX RETURN REPORTING REQUIREMENTS AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAW.

CONSEQUENCES OF THE MERGER UNDER FEDERAL SECURITIES LAWS

         Upon consummation of the Merger, the reporting obligations of the Company to the SEC under the Exchange Act will be replaced with substantially identical obligations of the Bank under the Exchange Act, as administered by the FDIC. Pursuant to the Exchange Act, the Bank will file annual, quarterly, and periodic reports with the FDIC. The Bank will also be subject to the insider trading provisions of Section 16(b) of the Exchange Act. In connection with the Merger, the Bank will deregister Company Common Stock under the Exchange Act with the SEC.

COMPARISON OF SHAREHOLDER RIGHTS

         As a result of the Merger, shareholders of the Company, a California corporation, whose rights are presently governed by the California Corporations Code, will become shareholders of the Bank and, as such, their rights will be governed by the California Corporations Code and the California Financial Code. Certain differences arise from this change in governing law. The material differences, and some of the important similarities, of the rights of shareholders of the Bank and shareholders of the Company are described below. The following description does not purport to be a complete statement of such differences and similarities, but is intended as a summary only.

         CHARTER DOCUMENTS; AMENDMENTS THERETO. The Articles of Incorporation and Bylaws of the Company, as currently in effect, are substantially similar to the Articles of Incorporation and Bylaws of the Bank and shall continue in effect. Both the Company and the Bank have the same voting rights, including cumulative voting in the election of directors; the same range of the number of persons to be elected to the Board of Directors (not less than 5 nor more than 9); the same number of directors fixed by the Board of Directors (5); the same liquidation rights; and the same procedures for nominating directors by shareholders. Shareholders of both corporations have no preemptive rights.

         Under California law, amendments to the Bank's Articles of Incorporation and Bylaws require the approval of the Superintendent, in addition to any shareholder approval which may be required. Amendments to the Company's Articles of Incorporation and Bylaws do not require the Superintendent's approval.





_______________________

         CAPITAL STOCK. The Company's authorized capital stock consists of 10,000,000 shares of the Company's Common Stock. The Articles of Incorporation of the Company also provides for an additional 5,000,000 shares of the Company's Preferred Stock which may be issued in series. The Bank's Articles of Incorporation provides for 75,000,000 shares of the Bank's Common Stock and for an additional 25,000,000 shares of the Bank's Preferred Stock which may be issued in series. Upon consummation of the Merger, the Resultant Bank will have a number of shares of Common Stock issued and outstanding equal to .20 multiplied by the number of issued and outstanding shares of Company Common Stock immediately prior to consummation of the Merger.

         Authorized but unissued shares of Resultant Bank Common Stock and Resultant Bank Preferred Stock will be available for general corporate purposes including possible issuance in future mergers or acquisitions or in a future private or underwritten or other public offering, which may substantially dilute the per share book value of the shares of Common Stock of the Company and the percentage ownership in the Company currently held by shareholders.
The Bank currently contemplates that shortly after completion of the Merger, the Bank will, subject to regulatory approval by the Superintendent, issue subscription rights to shareholders of record other than IBC or investors in IBC, of a date to be set pursuant to which such shareholders will receive, for a set number of shares of Resultant Bank Common Stock owned of a record to be determined, the right to purchase additional shares of Resultant Bank Common Stock, at a price to be determined by the Bank's Board of Directors. This will result in the issuance of additional shares of the Resultant Bank Common Stock. Shareholders who do not exercise their rights in such subsequent rights offering may have his or her respective percentage ownership in the Bank and concomitant voting power substantially diluted. As noted in any case the book value per share for current shareholders of Company Common Stock will likely be diluted. Although Resultant Bank has no arrangements, understandings or plans at the present time for the issuance of shares of Resultant Bank Preferred Stock, it may be possible for the Board of Directors to authorize the issuance of a series of Resultant Bank Preferred Stock, without shareholder approval, with rights and preferences that could impede an attempt to gain control of the Resultant Bank. The Board of Directors does not intend to issue any of Resultant Bank Preferred Stock except on terms which the Board deems to be in the best interests of the Resultant Bank and its then existing shareholders.

         Under California law, the issuance of capital stock by the Bank requires the prior approval of the Superintendent. In contrast to the Bank, the Company may issue shares of capital stock without obtaining the prior approval of the Superintendent. However, the capital stock of the Company must be registered under the 1933 Act before it may be offered to the public, whereas the capital stock of the Bank is exempt from such registration.

         An Agreement and Plan of Reorganization ("Agreement") by and among Bank and World Trade Bank, NA ("WTB") was executed on June 30, 1995 (the "WTB Merger"). This transaction will necessitate the issuance of additional shares of Bank Common Stock. The Bank will submit this WTB Merger to the shareholders and the appropriate regulatory agencies for approval. The completion of the Merger is contemplated in the fourth quarter of 1995 with the Resultant Bank as the surviving Bank, and shareholders of WTB at the close of the Merger will receive a range of between 2,031 to 2,080 shares of Resultant Bank Common Stock in exchange for each share of Common Stock of WTB. The exact exchange is dependent upon the total funds raised in the Rights Offering. If $1,971,495 is raised the exchange would be 2,031 to 1





_______________________
share of WTB and if $2,443,000 the exchange would be 2,080 for each share of WTB. This conversion ratio is as of June 30, 1995. It should be noted that IBC has guaranteed an additional purchase of stock of up to $1,971,495. Therefore, there are no consequences to the Bank if the current shareholders do not subscribe to the minimum level. The only consequence will be to the shareholders who will experience dilution of equity.

         ASSESSMENT OF COMMON STOCK. Under the provisions of California law, shares of the Company's Common Stock are not subject to assessment, but shares of the Bank's Common Stock are subject to assessment under certain circumstances. If the contributed capital of the Bank becomes impaired (that is, if there is an accumulated deficit retained earnings in excess of 40% of contributed capital), the Superintendent is required to levy an assessment upon shares of the stock of the Bank to provide for such restoration. If such assessment is not paid when due, the shares may be sold by the Bank or be forfeited to the Bank in satisfaction of the assessment and penalties thereon. Prior to the date of sale, a shareholder whose shares are delinquent may redeem them by paying the full amount of the assessment, together with a penalty of 5% of the amount of the assessment on such shares. However, shareholders are not subject to personal liability for payment of such an assessment. The Bank's only remedy for the collection of any such assessment is the sale or forfeiture of the shares as described above.

         DIVIDENDS. Under California law, funds available for cash dividend payments by a bank are restricted to the lessor of retained earnings or the bank's net income for its last three fiscal years (less any distributions to shareholders made during such period). In the event a bank has no retained earnings or net income for its last three fiscal years, with the prior consent of the Superintendent, cash dividends may be paid in an amount not exceeding the greatest of: (i) the retained earnings of the bank, (ii) the net income for the bank's last preceding fiscal year or (iii) the net income of the bank for its current fiscal year. If the Superintendent finds that the shareholders' equity of a bank is not adequate or that the payment of a dividend would be unsafe or unsound for the bank, the Superintendent may order the bank not to pay any dividend to the bank's shareholders.

         DISSENTERS' RIGHTS. Under California banking law, shareholders of the surviving state bank in a merger of two or more banks chartered under the laws of California or a merger of a national bank with and into a California chartered bank (such as with the proposed merger of WTB with and into the Resultant Bank where the Resultant Bank would be the surviving bank), are not entitled to any dissenters' rights. On the other hand, under California General Corporation Law, shareholders of the surviving company in a merger of two or more corporations incorporated in California (such as if the Company were to merge with another bank holding company where the Company is the surviving corporation), are generally entitled to exercise dissenters' rights.

         REPURCHASE OF STOCK. Subject to certain limitations, the Company may purchase its own stock in the open market. California law prohibits a California state-chartered bank from purchasing shares of its own stock unless such purchase is necessary to prevent loss to the bank on debts previously contracted in good faith.





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PAGE 17

REGULATION OF THE COMPANY AND THE BANK

         The following summaries of statutes and regulations affecting banks and banking holding companies do not purport to be complete. Although these are summaries, all material matters relevant to the statutes and regulations affecting banks and bank holding companies have been disclosed in full and incorporated herein by reference in our December 31, 1994 10-K, Supervision and Regulation section. Such summaries are qualified in their entirety by reference to such statutes and regulations.

         SUPERVISION AND REGULATION. Bank holding companies and banks are extensively regulated under both federal and state law. Set forth below is a summary description of material laws which relate to the regulation of the Company and the Bank. The description does not purport to be complete and is qualified in its entirety by reference to the applicable laws and regulations. See "Supervision and Regulation" section of December 31, 1994 10-K which is incorporated herein by reference, and is a more complete discussion of applicable laws and regulations.

         THE COMPANY. The Company, as a registered bank holding company, is subject to regulation under the Bank Holding Company Act of 1956, as amended (the "BHCA"). The Company is required to file with the Federal Reserve Board quarterly and annual reports and such additional information as the Federal Reserve Board may require pursuant to the BHCA. The Federal Reserve Board may conduct examinations of the Company and its subsidiary.

                 The Federal Reserve Board may require that the Company terminate an activity or terminate control of or liquidate or divest certain subsidiaries or affiliates when the Federal Reserve Board believes the activity or the control of the subsidiary or affiliate constitutes a significant risk to the financial safety, soundness or stability of any of its banking subsidiaries. The Federal Reserve Board also has the authority to regulate provisions of certain bank holding company debt, including authority to impose interest ceilings and reserve requirements on such debt. Under certain circumstances, the Company must file written notice and obtain approval from the Federal Reserve Board prior to purchasing or redeeming its equity securities.

                 Under the BHCA and regulations adopted by the Federal Reserve Board, a bank holding company and its nonbanking subsidiaries are prohibited from requiring certain tie-in arrangements in connection with any extension of credit, lease or sale of property or furnishing of services. Further, the Company is required by the Federal Reserve Board to maintain certain levels of capital.

                 The Company is required to obtain the prior approval of the Federal Reserve Board for the acquisition of more than 5% of the outstanding shares of any class of voting securities or substantially all of the assets of any bank holding company. Prior approval of the Federal Reserve Board is also required for the merger or consolidation of the Company and another bank holding company.

                 The Company is prohibited by the BHCA, except in certain statutorily prescribed instances, from acquiring direct or indirect ownership or control of more than 5% of the outstanding voting shares of any company that is not a bank or bank holding company and from engaging directly or indirectly in activities other than those of banking, managing or controlling





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

banks or furnishing services to its subsidiaries. However, the Company, subject to the prior approval of the Federal Reserve Board or the terms of any regulatory order, may engage in any, or acquire shares of companies engaged in, activities that are deemed by the Federal Reserve Board to be so closely related to banking or managing or controlling banks as to be a proper incident thereto. In making any such determination, the Federal Reserve Board is required to consider whether the performance of such activities by the Company or an affiliate can reasonably be expected to produce benefits to the public, such as greater convenience, increased competition or gains in efficiency, that outweigh possible adverse effects, such as undue concentration of resources, decreased or unfair competition, conflicts of interest or unsound banking practices. The Federal Reserve Board is also empowered to differentiate between activities commenced de novo and activities commenced by acquisition, in whole or in part, of a going concern.

                 Under Federal Reserve Board regulations, a bank holding company is required to serve as a source of financial and managerial strength to its subsidiary banks and may not conduct its operations in an unsafe or unsound manner. In addition, it is the Federal Reserve Board's policy that in serving as a source of strength to its subsidiary banks, a bank holding company should stand ready to use available resources to provide adequate capital funds to its subsidiary banks during periods of financial stress or adversity and should maintain the financial flexibility and capital-raising capacity to obtain additional resources for assisting its subsidiary banks. A bank holding company's failure to meet its obligations to serve as a source of strength to its subsidiary banks will generally be considered by the Federal Reserve Board to be an unsafe and unsound banking practice or a violation of the Federal Reserve Board's regulations or both. This doctrine has become known as the "source of strength" doctrine. Although the United States Court of Appeals for the Fifth Circuit found the Federal Reserve Board's source of strength doctrine invalid in 1990, stating that the Federal Reserve Board had no authority to assert the doctrine under the BHCA, the decision, which is not binding on federal courts outside the Fifth Circuit, was recently reversed by the Untied States Supreme Court on procedural grounds. The validity of the source of strength doctrine is likely to continue to be the subject of litigation until definitively resolved by he courts or by Congress.

                 The Company is also a bank holding company within the meaning of Section 3700 of the California Financial Code. As such, the Company and its subsidiaries are subject to examination by, and may be required to file reports with, the California State Banking Department.

                 Finally, the Company is subject to the periodic reporting requirements of the Exchange Act including but not limited to, filing annual, quarterly and other current reports with the SEC.

         THE BANK. The Bank, as a California state-chartered bank, is subject to primary supervision, periodic examination and regulation by the Superintendent and the FDIC. If, as a result of an examination of a bank, the FDIC should determine that the financial condition, capital resources, asset quality, earnings prospects, management, liquidity or other aspects of the bank's operations are unsatisfactory or that the bank or its management is violating or has violated any law or regulation, various remedies are available to the FDIC. Such remedies include the power to enjoin "unsafe or unsound" practices, to require affirmative action to correct any conditions resulting from any violation or practice, to issue an administrative order





_______________________
that can be judicially enforced, to direct an increase in capital, to restrict the growth of the bank, to assess civil monetary penalties, to remove officers and directors and ultimately to terminate a bank's deposit insurance, which for a California state-chartered bank would result in a revocation of the bank's charter. The Superintendent has many of the same remedial powers.

                 The deposits of the Bank are insured by the FDIC in the manner and to the extent provided by law. For this protection, the Bank pays a semiannual statutory assessment. Although the Bank is not a member of the Federal Reserve System, it is never the less subject to certain regulations of the Federal Reserve Board.

                 Various requirements and restrictions under the laws of the State of California and the United States affect the operations of the Bank. State and federal statutes and regulations relate to many aspects of the Bank's operations, including reserves against deposits, interest rates payable on deposits, loans, investments, mergers and acquisitions, borrowings, dividends, locations of branch offices and capital requirements. Further, the Bank is required to maintain certain levels of capital.

                 The FDIC and the Superintendent have the authority to prohibit a bank from engaging in business practices which such regulators consider to be unsafe or unsound. The FDIC has issued a policy statement regarding payment of cash dividends by insured institutions. The policy statement generally indicates the regulator's views that the payment of dividends is permissible so long as net income is sufficient to fully fund the dividends and prospective earnings retention will be consistent with capital needs (including the need to satisfy regulatory capital requirements), asset quality and overall financial condition. The payment of dividends by the Bank is currently prohibited under California law. Depending upon the financial condition of the Bank and upon other factors, the FDIC or the Superintendent could assert that the payment of dividends or other payments by the Bank might be such an unsafe or unsound
practice.    Future cash dividends paid by the Bank will also depend upon the assessment by its Board of Directors of the future capital requirements of the institution and upon other factors. See "Comparison of Shareholder Rights -- Dividends" and "Dividend Policy -- and "Assessment of Common Stock." The federal and state banking regulatory authorities also have the authority to compel the investment of additional capital in the Bank in the amount necessary to return the Bank's capital account to a satisfactory level.

CAPITALIZATION AND FINANCIAL CONDITION

         Since the Bank's Common Stock, all of which is currently held by the Company, represents substantially all the assets of the Company, the pro forma capitalization and financial condition of the Bank as of December 31, 1994 and March 31, 1995 are substantially the same as the actual consolidated capitalization and financial condition of the Company at that date.

         On July 28, 1994, the Company, the Bank and IBC a bank holding company located in Salem, Oregon IBC, entered into a Stock Purchase Agreement pursuant to which IBC agreed to invest approximately $5,000,000 in the Company over a period of approximately six months. The first phase of the transaction (the "Initial Infusion") was completed on March 29, 1995 and consisted of an infusion of $3,028,509 through the purchase of 2,019,006 units of securities ("Units"). Each Unit was comprised of two shares of Company Common Stock, and one warrant, exercisable for three years after issuance, to purchase Company Common Stock at $.75





_______________________
per share. On March 30, 1995, IBC purchased an additional 346,874 Units for $520,311 (the "Second Infusion" and together with the Initial Infusion, the "Capital Infusion"). As a result of the Capital Infusion, IBC purchased a total of 4,731,760 shares of Common Stock, representing 79.0% of the total shares issued and outstanding as of March 31, 1995 and the Record Date. As of March 31, 1995 and June 30, 1995, the Bank's Tier 1 Capital to average assets ratio ("leverage capital ratio") was approximately 7.40% and 8% respectively.

The following table presents the Bank's capital ratios for the periods indicated.

                                                                        FDI Minimum
                                  June 30,       December 31,        Regulatory Capital
                                   1995        1994        1993         Requirements
                                   ----        ----        ----      ------------------
Tier 1 risk-based capital          14.0%       6.0%        6.5%            4.0%
Total risk-based capital           15.3%       7.3%        7.8%            8.0%
Leverage capital                    8.0%       3.0%        3.6%            4.0%

        The Stock Purchase Agreement also contemplates an offering of rights (the "Rights Offering") to the Company's shareholders other than IBC to allow them to purchase Company Common Stock The Rights Offering, if approved by the Superintendent and subject to the issuance of a stock permit by the Superintendent will allow the Company's shareholders, other than IBC and investors through IBC, to increase their collective ownership in the Company to approximately 45%. IBC will purchase any securities not purchased by the other shareholders up to a maximum of $1,971,495. The Company believes that it will seek to raise an additional $2,443,000 in the Rights Offering. However, after the contemplated Merger, the Rights Offering will be completed by the Resultant Bank and subscription rights to purchase Resultant Bank Common Stock will be issued. The Company contemplates that the Rights Offering by the Resultant Bank if regulatory approval is received will close during the fourth quarter of 1995.

        As previously discussed, on June 30, 1995 the Company and WTB entered into the WTB Agreement which sets forth a plan for the merger of WTB into and with the Resultant Bank as the surviving bank. The WTB shareholders will receive one share of WTB Resultant Bank Common Stock in exchange for the cancellation of each WTB share upon the effective date of the WTB Merger with the Resultant Bank. The WTB Merger will be a stock swap of the Resultant Bank Common Stock (no par value) for WTB Common Stock at $2.22 per share par value. Applications will be submitted to the proper regulatory agencies. The proposed WTB Merger is subject to shareholder and regulatory approval. It is anticipated that the transaction will be completed in the fourth quarter of 1995.

        This Merger will be treated as a pooling of interests.


MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

        Commencing November 1993, Company Common Stock has been traded in the over-the-counter market on the OTC Bulletin Board under the symbol "BKLA". Company Common Stock was delisted from the Nasdaq National Market System ("Nasdaq NMS") in November 1993 due to the Company's failure to meet applicable price and market value requirements.





_______________________

Company Common Stock was the first included for quotation in the Nasdaq NMS on November 21, 1989. Trading in Company Common Stock has not been extensive, and such trades cannot be characterized as constituting an active trading market.

        The following table sets forth high and low sales prices for Company Common Stock from January 1, 1993 through November 15, 1993 as reported in the Nasdaq NMS, and the high and low bid quotations for the period from November 16, 1993 through December 31, 1994, as reported by the principal market maker for the Common Stock. The market maker's quotations reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not necessarily present actual transactions.

                              Quarter Ended                       High           Low
                              -------------                      ------        -------
                              March 31, 1993                     $1.50         $1.25
                              June 30, 1993                       1.50           .75
                              September 30. 1993                  1.25           .50
                              December 31, 1993                    .63           .13
                              March 31, 1994                       .75           .13
                              June 30, 1994                        .75           .38
                              September 30, 1994                   .75           .38
                              December 31, 1994                    .75           .38
                              March 31, 1995                       .75           .38


        As of the Record Date there were approximately 629 holders of record of the Common Stock.

        The Bank has made application to the Nasdaq in order to have Resultant Bank Common Stock be listed on the National Market System upon the effective date of the Merger. In this regard the Bank has applied for an exemption from full compliance with the listing requirements for initial inclusion on the Nasdaq NMS. There is no assurance that the Nasdaq Stock Market, Inc. will grant such an exception. If no exemption is granted Resultant Bank Common Stock will not be listed on Nasdaq NMS although the Resultant Bank may seek to list the Common Stock on the Nasdaq Small Cap Market System. There is no assurance that the Bank will do so or if an application is made, that the Resultant Bank Common Stock will be accepted for listing by the Nasdaq Stock Market, Inc. even though it is anticipated that the Resultant Bank will meet all of the listing requirements for inclusion on the Nasdaq Small Cap Market System. In this regard, there may be no market for trading in Resultant Bank Common Stock other than certain market makers of Company Common Stock who may or may not choose to facilitate trading of Resultant Bank Common Stock.

DIVIDEND POLICY

        The Company has not in the past paid cash dividends. In the event that the Merger is not approved, it is not anticipated that the Company will pay cash dividends in the foreseeable future. Following the completion of the Merger, any dividends to shareholders would be paid by the Bank. Payment of any dividends will be subject to the discretion of the Board of Directors of the Bank and to applicable law, including the terms of the regulatory orders applicable to the Bank. Since management intends to preserve capital and retain earnings, if any, to strengthen the Bank's capital levels, it is not anticipated that the Bank will pay any cash





_______________________
dividends in the foreseeable future. Currently the Bank is not permitted under the California Financial Code Section 642 et seq. to pay dividends. See "Comparison of Shareholder Rights -- Dividends" for a discussion of the limitations under applicable law on the Bank's and the Company's payment of dividends.





_______________________

MANAGEMENT

        The Board of Directors of the Company and the Board of Directors of the Bank currently consist of the same 4 individuals. The persons elected as directors of the Company will continue to serve as the directors of the Bank upon completion of the Merger. See "Management -- Directors and Executive Officers."

        Upon completion of the Merger, the current executive officers of the Bank will continue to serve as the executive officers of the Bank in their present positions. For information concerning the executive officers of the Company and the Bank, see "Management -- Directors and Executive Officers."


                                  THE COMPANY

        The Company is a registered bank holding company subject to the Bank Holding Company Act of 1956, as amended. The Company was organized as a California corporation on March 9, 1983 and commenced business on September 19, 1984 when, pursuant to a reorganization, it acquired 100% of the outstanding common stock of the Bank. The Bank is the Company's sole subsidiary and the Company has no affiliated businesses other than the Bank.

        The Company's business is to serve as a holding company for the Bank and to assist the Bank in coordinating general policies and activities. At March 31, 1995 and December 31, 1994 the Company had consolidated assets of $76,940 and $80,507,000 respectively, and consolidated liabilities of $69,586,000 and $76,690,000 respectively. For the quarter period ended March 31, 1995 and the year ended December 31, 1994, the Company had consolidated net losses of $62,000 and $1,212,000, respectively.


                                    THE BANK

        The Bank was incorporated in California on May 6, 1981. The Bank was licensed by the California State Banking Department and commenced operations as a California state-chartered bank on October 25, 1982. The Bank presently operates two banking offices located in West Hollywood and Beverly Hills, California. At March 31, 1995 and December 31, 1994, the Bank had total assets of $76,940,000 and $80,507,000 respectively, total net loans of $33,993,000 and $36,481,000 respectively, and total deposits of $67,573,000 and $74,495.000, respectively. For the quarter period ended March 31, 1995 and the year ended December 31, 1994, the Bank had net gain of $143,000 and net loss of $1,212,000, respectively.


        THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE MERGER AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE MERGER.





_______________________

                             ELECTION OF DIRECTORS

        The Company's Bylaws provide that the number of directors shall be not less than 5 nor more than 9 until changed by a Bylaw amending Section 3.02 of the Company's Bylaws, duly adopted by the vote or written consent of a majority of the outstanding shares of the Company's Common Stock. The Bylaws further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by a Bylaw amendment, duly adopted by the Company's Board of Directors. The exact number of directors is currently fixed at 5.

        The persons named below will be nominated for election to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast pursuant to the enclosed Proxy in such a way as to effect the election of such nominees, or as many thereof as possible, under applicable voting rules. In the event that any of the nominees is unable or unwilling to accept nominating for election as a director, it is intended that the Proxy holders will vote for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected to office.

        Upon consummation of the Merger, the corporate existence of the Company will terminate, and the directors of the Company will continue to serve as the directors of the Resultant Bank.

        The Board of Directors' nominees for election as directors at the Meeting are as follows:

                               Maurice J. Burford
                                Sherman Andelson
                                 Arlen Andelson
                               Mary Anne Chalker
                                 James Reimann

        For further information concerning such nominees, see "Management -- Directors and Executive Officers."

THE BOARD OF DIRECTORS AND COMMITTEES

        The Company has no nominating or compensation committee. The procedures for nominating directors, other than by the Board of Directors itself, are set forth in the Company's Bylaws and the Notice of the Meeting.

        The Company presently conducts no business other than serving as a holding company for the Bank, and the current four directors of the Company constitute the current four directors of the Bank. Certain of the information below regarding the Board of Directors and committees pertains to the Bank's Board of Directors and committees.

        The Audit Committee of the Company and the Bank is a joint committee, chaired by Mary Anne Chalker and includes as current members directors Maurice Burford, Mary Anne Chalker, Arlen Andelson and Sherman Andelson. There were 11 meetings held during 1994. The purpose of the Audit Committees is to review audit reports generated by the Internal Audit





_______________________

Department, by the regulatory authorities and by outside consulting firms. In addition, the Audit Committee reviews all audits and examinations and management's responses thereto. It is also the responsibility of these Committee to recommend to the Board of Directors the appointment of independent auditors and to meet with these auditors for the review of the audit of the financial statements.

        During 1994, the Board of Directors of the Company held a total of 11 meetings, and the Board of Directors of the Bank held a total of 11 meetings. There were 4 special meetings as well. Each of the persons who is a current member of the Board of Directors of the Bank and the Company attended at least 75% of the aggregate of (i) the total number of meetings of the Company's and the Bank's Board of Directors held during the time such persons were directors and (ii) the total number of meetings held by all committees of the Board of Directors of the Company and the Bank during the time such persons served on such committees.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

        The following table sets forth certain information as of the Record Date with respect to the beneficial ownership of Company Common Stock by (i) each person who, to the knowledge of the Company, beneficially owned more than 5% of Company Common Stock, (ii) each director of the Company and (iii) each nominee for director, (iv) the Named Executive and (v) all executive officers and directors of the Company as a group.


                                                               COMMON STOCK BENEFICIALLY
                                                                       OWNED(1)
                                                             -----------------------------
               NAME OF BENEFICIAL OWNER AND                  NUMBER           PERCENT OF
               RELATIONSHIP WITH COMPANY                     OF SHARES         CLASS(2)
               ----------------------------                  ---------        -----------
         Maurice J. Burford(11)                              963,395(9),(10)    11.5
         Chairman of the Board, President
         and Chief Executive Officer

         Arlen H. Andelson, Director                         154,303(3),(4)      2.58%

         Sherman L. Andelson, Director                        58,756(5)            *

         Mary Anne Chalker, Director                          68,029(3)          1.14%

         James Reimann, Nominee for Director                 458,687(9),(10)     5.5


         Paul G. Ling, President,                             30,000(6)             *
         Chief Executive Officer and Director

         Directors and Executive Officers
         as a group (5 persons)                            1,733,170(7)         20.72%

         Investors Banking Corporation ("IBC")             7,097,640(7),(8)     82.6%
         Principal Shareholder





_______________________

            THE FOLLOWING ARE BENEFICIAL OWNERS THROUGH THEIR STOCK OWNERSHIP IN IBC AND THEIR ABILITY TO EXCHANGE IBC STOCK FOR THE COMPANY COMMON STOCK:

                 John Tennant                       935,871(9),(10)           11.17
                 Fisher Capital                     917,482(9),(10)           10.9%
                 Joseph Tennant                     462,429(9),(10)            5.5%
                 Pacific University                 462,429(9),(10)            5.5%
                 Duane Hahn                         458,687(9),(10)            5.5%
                 James Reimann, Director Nominee    458,687(9),(10)            5.5%
         -------------------

*        Less than 1%

1 Except as otherwise noted below, each person directly or indirectly has sole or shared voting and investment power with respect to the shares listed.

2 The percentage of each of these persons or group is based upon the total number of shares of the Common Stock outstanding plus the shares which the respective individual or group had the right to acquire within 60 days after the Record Date by the exercise of stock options vested pursuant to the Option Plan.

3 Includes 12,600 shares which each individual has the right to acquire within 60 days after the Record Date by the exercise of stock options vested pursuant to the Option Plan.

4        Includes 12,533 shares held by Union Bank as Trustee, FBO Arlen H.
         Andelson under master IRA Rollover Plan, 2,125 shares held by Arlen H. Andelson TR U2A Aug. 15 84 Education Trust No. 1 FBO Bobbie Jennifer Andelson 2,125 shares held by Arlen H. Andelson TR UA Aug 15 84 Education Trust No. 1 FBO Amy Alice Weirick Andelson, 7,788 shares held by Arlen H. Andelson & Michele W. Andelson TR UA Sep 12 86 Revocable Andelson Family Trust, 528 shares held by Michele W. Andelson Cust. Amy Alice Weirick Andelson AGMA CA, 302 shares held on account of Arlen H. and Michele Andelson TR US September 12, 1986 Revocable Andelson Family Trust with Sutro & Company, 115,122 shares held by Arlen Andelson Family Trust UTD July 23, 1980, of which Arlen
         H. Andelson is the trustee, and 180 shares held by Arlen H. Andelson.

5 Includes 15,004 shares which Mr. Sherman Andelson has the right to acquire within 60 days after the Record Date by the exercise stock options vested pursuant to the Stock Option Plan.

6 Includes 30,000 shares which are vested and which Mr. Ling has the right to acquire within 60 days after the Record Date by the exercise of stock options vested pursuant to the Stock Option Plan.

7 Includes 82,804 shares which members of the group have a right to acquire within 60 days after the Record Date by the exercise of stock options vested pursuant to the Stock Option Plan.

8 Includes 2,019,006 shares which IBC has the right to purchase within 60 days after the Record Date by the exercise of warrants issued in connection with the Capital Infusion.

9        The address of IBC is 3735 Cherokee Drive South, Salem, Oregon 97308;
         of Mr. Maurice J. Burford is 1424 So. Crescent Heights Boulevard, #60, Los Angeles, California 90069; of Fisher Investment is 5619 D.T.C. Parkway, Inglewood, Colorado 80111; of Messrs. John and Joe Tennant is P.O. Box 1658, Portland, Oregon 97207; of Pacific University is Pacific Crest Securities, 1100 Southwest 6th Avenue, Suite 1500, Portland, Oregon 97204; of Duane Hahn is 1100 Southwest 6th Avenue, Suite 1500, Portland, Oregon 97204; of Mr. James Reimann is Reimann Associates, 5309 River Road, Salem, Oregon 97303.

10 IBC is a bank holding company which owns 79% of Company Common Stock. The capitalization occurred in two phases. The first phase of the transaction (the "Initial Infusion") was completed on March 29, 1995 and consisted of an infusion of $3,028,509 through the purchase of 2,019,006 units of securities ("Units").





_______________________

         Each Unit was comprised of two shares of the Company's common stock, no par value ("Common Stock"), and one warrant, exercisable for three years after issuance, to purchase Common Stock at $.75 per share. On March 30, 1995, IBC purchased an additional 346,874 Units for $520,311 (the "Second Infusion" and together with the Initial Infusion, the "Capital Infusion"). This resulted in a change of ownership, whereby IBC now owns 85% of BKLA Bancorp including warrants. The individuals used their personal funds to make the investment. IBC has the right to require that individuals receive the shares through distribution eight months after the execution of the Agreement and plan for Reorganization dated July 28, 1994. The shareholders/beneficial owners have the right to exercise and convert within sixty (60) days after the Record Date issued in connection with the capital infusion. IBC issued Preferred A and Preferred B Stock to its shareholders.
         Each of the beneficial owners received Preferred A and Preferred B Stock in IBC. Such preferred shares provides for Warrants to Preferred A shareholders on a 2:1 ratio, and to Preferred B shareholders on a 3:1 ratio. That is, for every 2 shares owned, Class A Preferred receives one Warrant, and for every 3 shares owned, Class B Preferred shareholders receive one Warrant. Maurice J. Burford owns 664,642 shares beneficially of BKLA through 201,250 shares of Class A Preferred and 87,500 shares of Class B Preferred of IBC. John J. Tennant owns 645,653 shares beneficially of BKLA through 195,500 shares of Class A Preferred and 85,000 shares of Class B Preferred of IBC. Fisher Capital Partners, Ltd. owns 632,967 shares beneficially of BKLA through 191,659 Class A Preferred and 83,330 shares Class B Preferred of IBC. Pacific University owns 319,028 shares beneficially of BKLA through 96,600 shares Class A Preferred and 42,000 shares Class B Preferred of IBC. Joseph P. Tennant owns 319,028 shares beneficially of BKLA through 96,600 Class A Preferred and 42,000 shares Class B Preferred of IBC. James Reimann/Vintage owns 316,446 shares beneficially of BKLA through 95,818 shares of Class A Preferred and 41,660 shares of Class B Preferred of IBC. Duane Hahn owns 316,446 shares beneficially of BKLA through 95,818 shares of Class A Preferred and 41,660 shares of Class B Preferred of IBC.

11       Mr. Burford is the Chairman of the Board of IBC.

                                   MANAGEMENT

         DIRECTORS AND EXECUTIVE OFFICERS. Six persons were elected as directors for a one year term at annual shareholder meetings of BKLA and the Bank that were held in November 1993. One of the directors, Richard Kaplan, died subsequent to the Annual Meeting. Irving Fuller has resigned effective April 20, 1995. Maurice J. Burford has joined the Board of Directors of the Company and the Bank and became the Chairman and Chief Executive Officer of both institutions effective March 31, 1995.

                 The following table sets forth certain information, as of June 30, 1995, with respect to those persons who are currently serving as directors of BKLA. Each of these persons also currently serves as a director of the Bank.





_______________________

                                                     # OF         % OF
                                                    SHARES      CLASS OF
                                                    OWNED      RESULTANT
NAME                 AGE    TITLE     SALARY         BKLA        BANK        SUMMARY OF OCCUPATION
- ----                 ---    -----     ------       --------    ---------     ----------------------------------
M.J. Burford         58   Board      $100,000      664,642       11.07%      Chairman of the Board oF IBC
                          Chairman,  per annum                               February 1993, First
                          President                                          Security Bank of Oregon
                          & CEO                                              President, CEO & Chairman, currently
                                                                             a Board Member; May 1992 to Present;
                                                                             Purchased control of Colonial Bank.

Sherman Andelson(1)  70   Board         -0-         58,756         .98%      Board Member of Bank and
                          Member                                             Company since inception 1981; Certified
                                                                             Public Accountant; Chairman of the Board
                                                                             of the Bank and the Company since July 1987
                                                                             and January 1988, respectively, to the
                                                                             present; Interim President and Chief
                                                                             Executive Officer of the Company and the
                                                                             Bank, October 1992 to March 1993.

Arlen Andelson(1)    51   Board         -0-        154,303        2.58%      Board Member of Bank and
                          Member                                             Company since inception 1981; Senior
                                                                             Partner of Andelson & Andelson, a Law
                                                                             Corporation; Principal of Andelson Properties,
                                                                             a real estate investment and property
                                                                             management company.

Mary Ann Chalker     66   Board         -0-         68,029        1.14%      Board Member of Bank since inception
                          Member                                             1981; Insurance Broker; President of
                                                                             LFC Insurance Brokers & Agents, Inc.

James Reimann        55   Nominee       -0-        316,616        5.29%      President of Reimann Associates, a
                          Board                                              real estate development and sales
                          Member                                             company, since 1987; Director of
                                                                             R.B. Rubber since 1995.

Directors & Executive                            1,260,158        21.6
Officers as a group
(5 persons)

IBC (Principal Shareholder)                      7,097,640
                                                                  82.6(3)

- --------------------
1   Arlen H. Andelson and Sherman L. Andelson are brothers
2 There were Stock Option Grants as follows in 1994: 1900 to nonemployee Directors.
3 See footnotes under Security Ownership of Certain Beneficial Owners and Management.





_______________________

EXECUTIVE COMPENSATION

    SUMMARY OF CASH AND CERTAIN OTHER COMPENSATIONS. The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer (the "Named Executive") as of December 31, 1994 for each of the fiscal years ended December 31, 1994, and 1993. No other person serving as an executive officer of the Company as of December 31, 1994 earned a salary and a bonus in excess of $100,000 in the fiscal year ended December 31, 1994.


                           SUMMARY COMPENSATION TABLE

                                                                         Long Term Compensation
                                                                      -------------------------------
                                    Annual Compensation                Awards                Payout
                       ---------------------------------------------  ----------            ---------
                                                                      Restricted
Name and Principal                                    Other Annual      Stock     Options     LTIP      All Other
      Position         Year     Salary($)  Bonus($)  Compensation($)  Awards($)   SARs(#)   Payout($)  Compensation
- ------------------     ----     ---------  --------  ---------------  ----------  -------   ---------  ------------
Paul G. Ling           1994     145,000    11,788          0               0          0          0           0
President and Chief
Executive Officer      1993     130,872       0            0               0        40,000       0           0

- ---------------------
1 Mr. Ling was appointed President and Chief Executive Officer of the Company on March 24, 1993. Prior to such time, Mr. Ling was not employed by the Company or the Bank. Mr. Ling is no longer employed by the Bank or the Company effective June 2, 1995. Pursuant to Mr. Ling's employment agreement with the Company and the Bank, Mr. Ling received $90,043.34 in connection with his departure from the Bank and the Company. Mr. Ling received $1450.08 in 1994 and $604.20 in 1995 as a 401(k) contributions.

  Mr. Maurice J. Burford has joined the Company and the Bank as their Chairman and Chief Executive Officers as of March 31, 1995. His annual salary is $100,000, there is not an employment agreement with Mr. Burford.

               AGGREGATED OPTION (1) EXERCISES IN FISCAL YEAR 1994
                             AND FY-END OPTION VALUES

                                                                                    Values of Unexercised In-the
                 Share                          Number of Unexercised                 Money Options at 12/31/94
                Acquired                        Options at 12/31/94(#)                           $
                   on         Value        ----------------------------------      ----------------------------------
                Exercise     Realize                                                                  Unexercisable
Name                #          ($)         Exercisable      Unexercisable (1)      Exercisable           (1)  (2)
- ----            --------    ---------      -----------      -----------------      ------------        --------------
Paul G. Ling       0             0           $10,000            $30,000                N/A                   N/A

1.  The remaining 10,000 shares will become exercisable on March 1, 1996.
2.  The closing price of the Common Stock on December 31, 1994 was $.38


         DIRECTOR COMPENSATION. During 1994, the Company paid Mr. Sherman Andelson, the Chairman of the Board, a $1,300 per month automobile allowance. The Company also paid Mr. Sherman Andelson $18,000 for his assistance in securing additional capital for the Bank. Additionally each of the non-officer directors were granted options to purchase 1,900 shares under the Stock Option Plan and received medical insurance benefits comparable to the Bank's employees. Except as provided above, during the fiscal year ended December 31, 1994, the Company did not compensate the directors of the Company and the Bank.

         CERTAIN TRANSACTIONS. Some of the directors, officers and principals shareholders of the Company and the Bank, and the businesses with which they are associated, were customers of,





_______________________
and had banking transactions with, the Bank in the ordinary course of the Bank's business during 1994, and the Bank expects to have such banking transactions in the future. All loans and commitments to lend included in such transactions were made incompliance with applicable laws and on substantially the same terms, including interest rates, collateral and repayments terms, as those prevailing at the time for comparable transactions with other persons of similar credit worthiness and, in the opinion of the management of the Bank, did not involve more than a normal risk of collectibility or present other unfavorable features. As of June 30, 1995 the aggregate principal amount of extensions of credit to directors and executive officers and related interests was $1,604,000 which represents approximately 21% of the Bank's then shareholder equity.

         The Bank leases its West Hollywood Regional Office from the Arlen Andelson Family Trust, of which Arlen H. Andelson, a director of BKLA and the Bank, is trustee. The lease provided for an initial term of five years ending in June 1987 with five consecutive five-year renewal options. The Bank has exercised its second five year renewal option. The lease provides for monthly rent of $13,400 during the present term and increased rent in each rent in any renewal period may not exceed 150% of the rent in the previous five year term. The total lease payments in 1994 by the Bank under this lease were $161,000. The Bank anticipates that lease payments in 1995 will total approximately $161,000. Prior to entering into such lease, the Board of Directors of the Bank determined that the premises were the best available for the Bank and that the terms of the agreement were no less favorable to the Bank than could have been obtained in a similar transaction with a person unaffiliated with the Bank.

         On December 15, 1984, the Company entered into a sublease with Andelson & Andelson, a Law Corporation, as the sublessor and Hilldale Investment Group, Ltd., a California limited partnership, as the landlord (the"Sublease"). Arlen H. Andelson, as trustee of the Arlen Andelson Family Trust, Arlen Andelson, individually, and Sherman L. Andelson own or control a 75% equity interest in Hilldale Investment Group, Ltd. Immediately after the Company executed the Sublease, it assigned all its interest therein to the Bank. The sublease expired and BKLA vacated the premises in December 1994.
The total payments in 1994 under the Sublease were $188,999. Prior to entering into the Sublease, the Board of Directors of the Company determined that the premises were the best available for the Company and that the terms of the Sublease were no less favorable to the Company than could have been obtained in a similar transaction with any person or entity not affiliated with the Company.

         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of BKLA's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the NASDAQ National Market System. Executive officers, directors and greater than ten-percent shareholders are required by the Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1994 all Section 16(a) filing requirements applicable to its executive offices, directors and greater than ten-percent beneficial owners were complied with.





_______________________

                              INDEPENDENT AUDITORS

         The Board of Directors has not yet selected its independent auditor for the fiscal year ending December 31, 1995. Grant Thornton LLP, the Company's independent auditors for the fiscal year ended December 31, 1994, performed audit services that included the examination of the consolidated financial statements. All professional services rendered during 1994 were furnished at customary rates and terms. Representatives of Grant Thornton, LLP will be present at the Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders.

         The Company replaced its former accountants, Deloitte & Touche LLP ("Deloitte"), with Grant Thornton LLP effective as of November 2, 1994. The decision to change independent auditors was recommended by the Audit Committee and approved by the Board of Directors. The decision to dismiss Deloitte and engage new auditors was based primarily on the Company's efforts to control accounting costs. Except as provided below, Deloitte's report on the financial statements for both 1993 and 1992 contained no adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles.

         Deloitte's 1993 report stated that the Company and its wholly owned subsidiary, the Bank did not meet the minimum capital requirements prescribed by applicable regulatory agencies and that the Bank's capital was impaired under the California Financial Code. The report also stated that the Company had entered into a memorandum of understanding with the Federal Reserve Bank of San Francisco and that the Bank was operating under a cease and desist order with the FDIC. Based on these factors, Deloitte expressed substantial doubt about the Company's ability to continue as a going concern.

         Deloitte's 1992 report stated that the Bank had entered into a memorandum of understanding with the FDIC, pursuant to which the Bank was required to increase its capital to certain minimum levels. The report also stated that the financial impact of the Bank's inability to comply with the terms of the memorandum could not be determined and, accordingly, no adjustments to the financial statements were made in such report.

         During 1992 and 1993 and up to the date that Deloitte was replaced by the Company, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. During the same period, there were also no reportable events involving the Company and Deloitte.


                           PROPOSALS OF SHAREHOLDERS

         Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for the Company's 1995 Annual Meeting of Shareholders (or the Bank's 1996 Annual Meeting of Shareholders if the Merger is approved and consummated) must be submitted by a shareholder so that it is received prior to April 26, 1996 in a form that complies with applicable regulations.





_______________________

UPON WRITTEN REQUEST TO KAREN B. SITEMAN, VICE-PRESIDENT AND GENERAL COUNSEL AT 9601 WILSHIRE BOULEVARD, CALIFORNIA 90210. THE COMPANY WILL PROVIDE FREE OF CHARGE TO ANY SHAREHOLDER HEREBY SOLICITED, A COPY OF THE COMPANY'S 1994 ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. IF A SHAREHOLDER DESIRES COPIES OF THE EXHIBITS TO THE REPORT, THEY WILL BE PROVIDED UPON PAYMENT BY THE SHAREHOLDER OF THE COST OF FURNISHING THE EXHIBITS. A COPY OF THE BANK'S ANNUAL DISCLOSURE STATEMENT PREPARED PURSUANT TO PART 350 OF THE FEDERAL DEPOSIT INSURANCE CORPORATION'S RULES AND REGULATIONS WILL BE FURNISHED UPON REQUEST BY WRITING TO THE CONTROLLER AT THE ADDRESS SHOWN ABOVE OR BY CALLING THE BANK AT (310) 843-1474.

                             INDEPENDENT AUDITORS

The consolidated financial statements of the Company and its subsidiary, the Bank, as of December 31, 1994 and for each of the three years in the period ended December 31, 1994 included in this prospectus, have been audited by independent auditors.

The financial statements as of and for the year ended December 31, 1994 were audited by Grant Thornton LLP which report is incorporated herein by reference and appears in Exhibit "B." Their report expresses an unqualified opinion.

The financial statements as of December 31, 1993 included in this prospectus were audited by Deloitte & Touche LLP, which report is incorporated by reference herein and appears as Exhibit "C" and has been so included in reliance upon the report of such firm given upon their authority as independent auditors in accounting and auditing.

                                OTHER BUSINESS

The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than as stated in the Notice of the Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the Proxy holders named in the accompanying form of Proxy to vote the shares represented thereby at their discretion, and authority to do so is included in the Proxy.

DATED: August 30, 1995             BANK OF LOS ANGELES

                                   /s/ MAURICE J. BURFORD

                                   MAURICE J. BURFORD
                                   Chief Executive Officer



_______________________

                                   EXHIBIT A
                  PLAN OF REORGANIZATION AND MERGER AGREEMENT

         This Plan of Reorganization and Merger Agreement ("Agreement") is entered into as of this 11th day of July, 1995 by and between Bank of Los Angeles (the "Bank") and BKLA Bancorp ("Bancorp").



                           RECITALS AND UNDERTAKINGS

    A. The Bank is a California banking corporation with its head banking office in West Hollywood, California. Bancorp is a corporation duly organized and existing under the laws of the State of California with it principal offices in West Hollywood, California, and owns all of the outstanding Capital Stock of the Bank.

    B. The Boards of Directors of the Bank and Bancorp have, respectively, approved this Agreement and authorized its execution.

    C. The parties intend by this Agreement to set forth the terms and conditions of a "reorganization" under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").


    NOW, THEREFORE, in consideration of the mutual agreements of the parties contained herein, the parties hereby agree as follows:



                              SECTION 1 - GENERAL

    1.1 THE MERGER. At the Effective Time (as hereinafter defined), Bancorp shall be merged into the Bank (the "Merger"), and the Bank shall be the surviving corporation (the "Surviving

    Corporation"), and its name shall continue to be "Bank of Los Angeles" and the separate corporate existence of Bancorp shall cease.

    1.2 EFFECTIVE DATE. This Merger Agreement shall become effective when this Agreement, together with all requisite accompanying certificates, shall have been filed with the Secretary of the State of California in accordance with Section 1103 of the California General Corporation Law (the "Effective Time").

    1.3 ARTICLES OF INCORPORATION AND BYLAWS. At the Effective Time, the Articles of Incorporation, as amended and Bylaws, as amended of the Bank shall be and remain the Articles of Incorporation and Bylaws of the Surviving Corporation until altered, amended or repealed, the certificate of authority of the Bank issued by the Superintendent of Banks of the State of California shall be and remain the certificate of authority of the Surviving Corporation, and the Bank's insurance of deposits coverage by the Federal Deposit Insurance Corporation shall be and remain the deposit insurance of the Surviving Corporation.

    1.4 DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. At the Effective Time, the directors and officers of the Bank immediately prior to the Effective Time shall be and remain the directors and officers of the Surviving Corporation. Directors of the Surviving Corporation shall serve until the next Annual Meeting of Shareholders of the Surviving Corporation or until such time as their successors are elected and have qualified.

    1.5    EFFECT OF THE MERGER.

           a. ASSETS AND RIGHTS. At and after the Effective Time, all rights, privileges, franchises and property of Bancorp, and all of its debts and liabilities due or to become due to Bancorp, including things in action and every interest or asset of conceivable value or benefit, shall be deemed fully and finally and without any right of reversion transferred to and vested in the Surviving Corporation without further act or deed, and the Surviving Corporation shall have and hold the same in its own right as fully as the same was possessed and held by Bancorp.

           b. LIABILITIES. At and after the Effective Time, all debts, liabilities, and obligations due or to become due of, and all claims or demands for any cause existing against Bancorp shall be and become the debts, liabilities, obligations of, and the claims and demands against, the Surviving Corporation in the same manner as if the Surviving Corporation had itself incurred or become liable for them

           c. CREDITORS' RIGHTS AND LIENS. At and after the Effective Time, all rights of creditors and all liens upon the property of Bancorp and the Bank shall be preserved unimpaired, provided that such liens upon the property of Bancorp and the Bank shall be limited to the property affected by the liens immediately prior to the Effective Time.

           d. PENDING ACTIONS. At and after the Effective Time, any action or proceeding pending by or against Bancorp, but may be prosecuted to judgment, which shall bind the Surviving Corporation may be substituted for Bancorp.

           e. STOCK OPTIONS. (a) At and as of the Effective Time, and subject to the prior consent of the Superintendent of Banks of the State of California (the "Superintendent"), the Surviving Corporation shall assume each and every outstanding option ("Bancorp Stock Option") to purchase shares of common stock, no par value of Bancorp ("Bancorp Common Stock") and all obligations of Bancorp under Bancorp's 1988 Stock Option Plan (the "1988 Plan"). Each and every Bancorp Stock Option so assumed by the Surviving Corporation under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the 1988 Plan and in the other documents governing such Bancorp Stock Option immediately prior to the Effective Time, subject to such changes in the outstanding options and the 1988 Plan as may be necessary to conform the options and the plan to the rules and regulations of the Superintendent governing stock options and except that: (i) such Bancorp Stock Option shall be exercisable for that number of whole shares of common stock, no par value of the Surviving Corporation ("Surviving Corporation Common Stock") equal to the product of (A) the number of shares of Bancorp Common Stock that were purchasable under such 1988 Option immediately prior to the Effective Time multiplied by (B) .20, rounded down to the nearest whole number of shares of

           Surviving Corporation Common Stock; and (ii) the per share exercise price for the shares of Surviving Corporation Common Stock issuable upon exercise of such Bancorp Stock Option shall be equal to the product of (A) the exercise price per share of Bancorp Common Stock at which such Bancorp Stock Option was exercisable immediately prior to the Effective Time multiplied by (B) 5. After the Effective Time, the Surviving Corporation shall issue to each holder of an outstanding Bancorp Stock Option a document evidencing the assumption of such Bancorp Stock Option by the Surviving Corporation pursuant to this Section 1.5(e).

                          (b) The Surviving Corporation shall comply with the terms of the 1988 Plan and insure, to the extent required by, and subject to the provisions of, the 1988 Plan, that Bancorp Stock Options which qualify as incentive stock options prior to the Effective Time qualify as incentive stock options of the Surviving Corporation after the Effective Time.

           f. WARRANTS. At and as of the Effective Time, all outstanding warrants of the Company shall be deemed to be warrants of the Surviving Corporation.

    1.6 FURTHER ASSURANCES. The Bank and Bancorp each agree that at any time, or from time to time, as and when requested by the Surviving Corporation, or by its successors and assigns, it will execute and deliver, or cause to be executed and delivered in its name by its last acting officers, or by the corresponding officers of the Surviving Corporation, all such conveyances, assignments, transfers, deeds or other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation, its successors or assigns may deem necessary or desirable in order to evidence the transfer, vesting or devolution of any property right, privilege or franchise to vest or perfect in or confirm to the Surviving Corporation, its successors and assigns, title to and possession of all the property, rights, privileges, powers, immunities, franchises and interests referred to in this Section 1 and otherwise to carry out the intent and purposes hereof.

             SECTION 2 - CAPITAL STOCK OF THE SURVIVING CORPORATION

    2.1 BANCORP COMMON STOCK. At the Effective Time, each share of Bancorp Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holders thereof, be automatically canceled and cease to be an issued and outstanding share of Bancorp Common Stock and shall be converted into .20 of a share of Surviving Corporation Common Stock.

    2.2 BANK COMMON STOCK. At the Effective Time, each and every share of common stock, no par value, of the Bank ("Bank Common Stock") held by Bancorp shall, by virtue of the Merger and without any action on the part of Bancorp, be canceled.

    2.3 FRACTIONAL SHARES. Notwithstanding any other provisions of this Agreement to the contrary, no fractional shares of Surviving Corporation Common Stock shall be issued in the Merger. In lieu thereof, each holder of Bancorp Common Stock who would otherwise be entitled to receive fractional shares (after aggregating all fractional shares of Surviving Corporation Common Stock, to be received by such holder) shall receive an amount in cash equal to the product (calculated to the nearest whole cent), obtained by multiplying (a) the product of (i) 5 and (ii) the Average Closing Price (as defined below) by (b) the fraction of the share of Surviving Corporation Common Stock to which such holder would otherwise be entitled.

    2.4    EXCHANGE OF STOCK.

           a. EXCHANGE RATIO. At the Effective Time, the shareholders of record of Bancorp shall be entitled to receive and shall be allocated .20 of a share of Surviving Corporation Common Stock for each share of Bancorp Common Stock.

           b. EXCHANGE AGENT. At the Effective Time, each shareholder of an outstanding certificate or certificates which prior thereto represented shares of Bancorp Common Stock may surrender the same to U.S. Stock Transfer, exchange agent for all such shareholders (the "Exchange Agent"), and such shareholders shall be entitled upon such surrender to receive, in exchange therefor, certificates representing the number of shares of Surviving Corporation Common Stock into which the shares of Bancorp Common Stock represented by the certificate or certificates so surrendered shall have been converted. Until so surrendered, each outstanding certificate which, prior to the Effective Date, represented Bancorp Common Stock, shall be deemed for all corporate purposes (including the payment of dividends and issuance of any subscription rights) to evidence ownership of the number of shares of Surviving Corporation Common Stock into which the shares of Bancorp Common Stock (which were, prior to such Effective Date, represented thereby) shall have been so converted.

           c. EXCHANGE FUND. As of the Effective Time, Bank shall deposit with the Exchange Agent for the benefit of the holders of shares of Bancorp Common Stock, for exchange in accordance with this Section
           2.4 through the Exchange Agent, certificates representing the shares of Surviving Corporation Common Stock (such shares of Surviving Corporation Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund") issuable pursuant to Section 2.1 in exchange for shares of Bancorp Common Stock outstanding immediately prior to the Effective Time. To the extent Surviving Corporation owns shares of Surviving Corporation Common Stock as treasury stock, such shares may be deposited into the Exchange Fund.

           d. EXCHANGE PROCEDURES. As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Bancorp Common Stock (the "Certificates") whose shares were converted into the right to receive shares of Surviving Corporation Common Stock pursuant to Section 2.1: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Surviving Corporation and Bancorp may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Surviving Corporation Common Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Surviving Corporation, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Surviving Corporation Common Stock which such holder has the right to receive pursuant to the provisions of this Section 2.4, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Bancorp Common Stock which is not registered in the transfer records of Bancorp, a certificate representing the proper number of shares of Surviving Corporation Common Stock may be issued to a transferee if the Certificate representing such Bancorp Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

           e. CASH PAYMENT WITH RESPECT TO UNEXCHANGED SHARES. No cash payment in lieu of fractional shares shall be paid to any holder of Company Common Stock pursuant to Section 2.3 until the holder of record of such Certificate shall surrender such Certificate.
           Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Surviving Corporation Common Stock issued in exchange therefor, without interest, the time of such surrender, the amount of any cash payable in lieu of a fractional share of Surviving Corporation Common Stock to which such holder is entitled pursuant to Section 2.3.

           f. NO FURTHER OWNERSHIP RIGHTS IN BANCORP COMMON STOCK. All shares of Surviving Corporation Common Stock issued upon the surrender for exchange of shares of Bancorp Common Stock in accordance with the terms hereof (including any cash paid pursuant to Sections 2.3) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Bancorp Common Stock, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Bancorp Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Agreement.

           g. NO FRACTIONAL SHARES. Notwithstanding any other provision of this Agreement to the contrary, neither certificates nor scrip representing fractional shares of Surviving Corporation Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of Surviving Corporation. From time to time at the request of the Exchange Agent after the determination of amounts of cash to be paid to holders of Bancorp Common Stock in lieu of any fractional share interests, Surviving Corporation shall make available such amounts to the Exchange Agent.

           h. TERMINATION OF EXCHANGE FUND. Any portion of the Exchange Fund which remains undistributed to the shareholders of Bancorp for six months after the Effective Time shall be delivered to Surviving Corporation, upon demand, and any shareholders of Bancorp who have not theretofore complied with this Section 2.4 shall thereafter look only to Surviving Corporation for payment of their claim for Surviving Corporation Common Stock, any cash in lieu of fractional shares of Surviving Corporation Common Stock and any dividends or distributions with respect to Surviving Corporation Common Stock.

           i. AVERAGE CLOSING PRICE. The term "Average Closing Price" shall have the following meaning: the average of the closing bid and ask prices of Bancorp Common Stock reported on the OTC Bulletin Board and as confirmed with Bancorp's principal market maker, Black and Company, on the trading day (whether or not there were any trades in Bancorp Common Stock) (rounded to four digits to the right of the decimal point) prior to the day on which the Effective Time occurs. For purposes of determining the Average Closing Price, the term "trading day" shall mean a day on which trading generally takes place on the OTC Bulletin Board and on which trading in Bancorp Common Stock has not been halted or suspended.

           j. NO LIABILITY. Neither Bancorp nor Surviving Corporation shall be liable to any holder of shares of Bancorp Common Stock or Surviving Corporation Common Stock, as the case may be, for such shares (or dividends or distributions with respect thereto) or cash from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                             SECTION 3 - APPROVALS

    3.1 SHAREHOLDER APPROVAL. This Agreement shall be submitted to the shareholders of the Bank and Bancorp for ratification approval in accordance with the applicable provisions of law.

    3.2 REGULATORY APPROVALS. The parties shall proceed expeditiously and cooperate fully in the procurement of any other consents and approvals and in the taking of any other action, and the satisfaction of all other requirements prescribed by law or otherwise necessary or desirable for consummation of this merger and plan or reorganization on the terms herein provided, including, without limitation, those consents and approvals referred to in Paragraph 4.1(b).



         SECTION 4 - CONDITIONS PRECEDENT, TERMINATION, AMENDMENT AND
                              PAYMENT OF EXPENSES

    4.1 CONDITIONS PRECEDENT TO THE MERGER. Consummation of the merger is conditional upon:

        a. Ratification and approval of this Agreement by the shareholders of the Bank and Bancorp, as required by law;

        b. Obtaining all other consents and approvals, taking all actions, and satisfaction of all other requirements prescribed by law which are necessary for consummation of the merger, including, but not limited to, approval of the Federal Deposit Insurance Corporation, the Superintendent, and the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956, as amended;

        c. Obtaining all consents or approvals, governmental or otherwise, which are, or in the opinion of counsel for the Bank and Bancorp may be, necessary to permit or enable the Surviving Corporation, upon and after the Effective Time, to conduct all or any part of the business and activities of the Bank prior to the Effective Time, in the manner in which such activities and business are then conducted.

        d. Receiving an opinion of Bancorp's independent public accountants, Grant Thornton LLP, in form and substance satisfactory to both Bancorp and the Bank, to the effect that: the merger of Bancorp with and into the Bank and the exchange of shares of Bancorp Common Stock for shares of Surviving Corporation Common Stock as provided for herein will be considered a reorganization within the meaning of Section 368(a)(1)A) of the Code; no gain or loss will be recognized by Bancorp pursuant to consummation of the Merger; and, no gain or loss will be recognized by the shareholders of Bancorp upon the exchange of their shares of Bancorp Common Stock for shares of Surviving Corporation Common Stock, as provided for herein; and

        e. Performance by each party hereto of all its obligations hereunder to be performed prior to the Effective Time.

    4.2 TERMINATION OF THE MERGER. If any condition in Paragraph 4.1 has not been fulfilled, or, if in the opinion of a majority of the Board of Directors of either of the parties:

        a. Any action, suit, proceeding or claim has been instituted, made or threatened relating to the proposed merger which makes consummation of the merger inadvisable; or

        b. For any other reason consummation of the Merger is inadvisable;

    then this Agreement may be terminated by any time before the Effective Time. Upon termination, this Agreement shall be void and of no further effect, and there shall be no liability by reason of this Agreement or the termination thereof on the part of the parties or their respective directors, officers, employees, agents or shareholders, except as provided in Section 4.4 hereof.

    4.3 AMENDMENT OF THE AGREEMENT. Bancorp and the Bank, by action of their respective Boards of Directors, may amend the Agreement before or after approval by Bancorp's shareholders, provided that any such amendment made after approval of Bancorp's shareholders is obtained may not affect the rights of Bancorp's shareholders in a manner which is materially adverse to such shareholders without their further approval.

    4.4 EXPENSES OF THE MERGER. Each party hereto shall pay its own costs and expenses in connection with this Agreement and the transactions covered and contemplated hereunder.



                           SECTION 5 - MISCELLANEOUS

    5.1 ASSIGNMENT. Neither party shall have the right to assign its rights or obligations under this Agreement.

    5.2 EXECUTION. This Agreement may be executed in counterparts, each of which when so executed shall be deemed an original and such counterparts shall together constitute one and the same instrument.

    5.3 GOVERNING LAW. This Agreement is made and entered into in the State of California and the laws of said State shall govern the validity and interpretation hereof.

    5.4 ENTIRE AGREEMENT. This Agreement embodies the entire understanding of the parties, and there are no further or other agreement or understandings, written or oral, in effect between the parties relating to the subject matter hereof. This Agreement supersedes all prior arrangements or understandings between the parties with respect to the subject matter hereof.


    IN WITNESS WHEREOF, the parties have caused this Plan of Reorganization and Merger Agreement to be Executed by their duly authorized officers as of the day and year first written above.

           BANK OF LOS ANGELES

           By:  ________________________
                Maurice J. Burford
                Its: President

           By:  ________________________
                Beverly A. Dyck
                Its: Secretary

           BKLA BANCORP

           By:  ________________________
                Maurice J. Burford
                Its: President

           By:  ________________________
                Beverly A. Dyck
                Its: Secretary

                                  EXHIBIT B

                                                [GRANT THORNTON LLP LETTERHEAD]


              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Shareholders of BKLA Bancorp and Subsidiary West Hollywood, California

We have audited the accompanying consolidated balance sheet of BKLA Bancorp and subsidiary (the "Company") as of December 31, 1994, and the related consolidated statements of operations, changes in shareholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we place and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of BKLA Bancorp and its subsidiary as of December 31, 1994, and the consolidated results of their operations and their consolidated cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note B to the consolidated financial statements, at December 31, 1994, the Company and its subsidiary, Bank of Los Angeles (the "Bank"), are not in compliance with enforcement actions entered into with the Federal Deposit Insurance Corporation, Federal Reserve Board and the California State Banking Department covering a wide range of business operations and procedures. The Federal Deposit Insurance Corporation, Federal Reserve Board and the California State Banking Department have not indicated what, if any, additional regulatory sanctions could be imposed. The financial statement impact, if any, of regulatory sanctions that may result from the failure of the Company and the Bank to comply with the enforcement actions cannot presently be determined. Accordingly, no adjustments that may result from the ultimate resolution of this uncertainty have been made in the accompanying consolidated financial statements.


/s/ GRANT THORNTON LLP


Los Angeles, California
January 27, 1995 (except for the third,
  fourth and ninth paragraphs of Note B
  and Note P, as to which the date is
  March 31, 1995)

                                  EXHIBIT C

[DELOITTE & TOUCHE LLP LETTERHEAD]



INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of
  BKLA Bancorp and Subsidiary
West Hollywood, California:

We have audited the accompanying consolidated balance sheets of BKLA Bancorp and subsidiary (the "Company") as of December 31, 1993, and the related consolidated statements of operations, changes in shareholders' equity, and cash flows for each of the two years in the period ended December 31, 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of BKLA Bancorp and its subsidiary as of December 31, 1993, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 1993 in conformity with generally accepted accounting principles.

The accompanying 1993 consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the consolidated financial statements, at December 31, 1993, the Company and its subsidiary, Bank of Los Angeles (the "Bank"), did not meet their minimum capital requirements prescribed by the Federal Deposit Insurance Corporation, Federal Reserve Board and the California State Banking Department. The Company has entered into a Memorandum of Understanding (the "MOU") with the Federal Reserve Bank of San Francisco. The Bank is operating under a Cease and Desist Order (the "Order") with the Federal Deposit Insurance Corporation that, among other things, requires it to meet prescribed capital requirements by no later than July 18, 1994. In addition, the Bank's capital is impaired under the California Financial Code of the State of California at December 31, 1993. If the Company or the Bank is unable to comply with the terms of the MOU or the Order, or cure the capital impairment, one or more regulatory sanctions may result, including restrictions as to the source of deposits, the appointment of a conservator or receiver and an assessment on, or sale of, the Bank's common stock.

            [DELOITTE & TOUCHE TOHMATSU INTERNATIONAL LETTERHEAD]

These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are also described in Note B. The consolidated financial statements do not include any adjustments relating to the recovery of reported asset amounts that might result from the outcome of this uncertainty.


/s/ DELOITTE & TOUCHE LLP

March 25, 1994
  (April 11, 1994 as to Note B)

PRELIMINARY COPY

                                REVOCABLE PROXY
                                  BKLA BANCORP
              ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 20, 1995

    The undersigned shareholder(s) of BKLA Bancorp (the "Company") hereby nominates, constitutes, and appoints Maurice J. Burford, Arlen Andelson, and Sherman Andelson each of them, the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Company's Beverly Hills branch, 9601 Wilshire Boulevard, Beverly Hills, California 90210 on September 20, 1995, at 5:30 p.m., and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

    1. PROPOSAL TO APPROVE THE MERGER OF BANK OF LOS ANGELES WITH AND INTO BKLA BANCORP PURSUANT TO THE TERMS OF THE PLAN OF REORGANIZATION AND MERGER AGREEMENT, DATED AS OF JULY 11, 1995, BETWEEN BANK OF LOS ANGELES AND BKLA BANCORP.
         [  ] FOR               [  ] AGAINST               [  ] ABSTAIN

    2.  ELECTION OF DIRECTORS

                 [ ]  FOR all nominees listed               [ ]  WITHHOLD AUTHORITY
                      below (except as marked to                 to vote for all nominees
                      to the contrary below),                    listed below
                      including discretionary
                      authority to cumulate
                      votes.

    (INSTRUCTION: TO WITHHOLD authority to vote for any individual nominee, mark the box next to the nominee's name below.)

                 [  ]     Maurice J. Burford
                 [  ]     Sherman Andelson
                 [  ]     Arlen Andelson
                 [  ]     Mary Anne Chalker
                 [  ]     James Reimann

    3. In their discretion, the Proxy Holders are authorized to vote upon such other business as may properly come before the Meeting and any and all adjournments thereof. Management at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the Meeting.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
          BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                        Please Sign and Date on Reverse.

                           Please Sign and Date Below

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" PROPOSALS 1 AND 2. THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED "FOR" PROPOSALS 1 AND 2 UNLESS "WITHHOLD AUTHORITY," "AGAINST" OR "ABSTAIN" IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS.

IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

______________________
(Number of Shares)

         Please sign exactly as name appears on stock certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                    DATED:________________, 1995

                                                   _____________________________
                                                            Signature

                                                   _____________________________
                                                       Signature if held jointly


         I (we) do [ ] do not [ ] expect to attend the Meeting.
         Number of Persons _______.


            PLEASE MARK, DATE, AND SIGN THIS PROXY, AND RETURN IT
                 PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.

                           [BKLA BANCORP LETTERHEAD]

August 28, 1995

        RE: ANNUAL SHAREHOLDERS' MEETING

Dear Shareholder:

The Bank is holding its' Annual Meeting on September 20, 1995 in Beverly Hills Branch located at 9601 Wilshire Boulevard, Beverly Hills, California 90210, at 5:30 p.m. Enclosed please find the following:

        1.     Notice of Shareholders' Meeting

        2.     Proxy Statement/Offering Circular with Exhibit "A"

        3.     Proxy Card

        4.     Annual Statement

Please review these documents carefully. If you cannot attend the Meeting, please return your Proxy Card in the envelope provided. I hope to see you at the Meeting and would like the opportunity to meet with you and discuss the future of our Bank.

Sincerely,

/s/ M.J. Burford

M.J. Burford

Chairman of the Board and
Chief Executive Officer

MJB:bd

Enclosures